[MassMutual Financial Group Letterhead Appears Here]

September 8, 2006

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

RE:	Massachusetts Mutual Variable Life Separate Account I

File No. 811-08075, CIK 0000836249

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Massachusetts Mutual Variable Life Separate Account I, a unit investment trust registered under the Act, mailed to its contract owners the semiannual report for the following underlying management investment companies: AIM Variable Insurance Funds, American Century Variable Portfolios, Inc., American Funds Insurance Series®, DWS Investments VIT Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Janus Aspen Series, MFS® Variable Insurance TrustSM, MML Series Investment Fund, MML Series Investment Fund II, Oppenheimer Variable Account Funds, Oppenheimer Panorama Series Fund, Inc., T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following June 30, 2006 semiannual reports, filed on Form N-CSR, were filed with the Commission via EDGAR on the dates indicated below and are hereby incorporated by reference:

Investment Company	CIK	Date Filed
AIM Variable Insurance Funds	0000896435	8/25/2006
American Century Variable Portfolios, Inc.	0000814680	8/23/2006
American Funds Insurance Series®	0000729528	9/7/2006
DWS Investments VIT Funds	0001006373	8/24/2006
Variable Insurance Products Fund	0000356494	8/28/2006
Variable Insurance Products Fund II	0000831016	8/28/2006
Franklin Templeton Variable Insurance Products Trust	0000837274	8/28/2006
Goldman Sachs Variable Insurance Trust	0001046292	8/31/2006
Janus Aspen Series	0000906185	8/25/2006
MFS® Variable Insurance TrustSM	0000918571	8/29/2006
MML Series Investment Fund	0000067160	9/1/2006
MML Series Investment Fund II	0001317146	9/1/2006
Oppenheimer Variable Account Funds	0000752737	8/25/2006
Oppenheimer Panorama Series Fund, Inc.	0000355411	8/24/2006
T. Rowe Price Equity Series, Inc.	0000918294	8/22/2006 and 8/24/2006
T. Rowe Price Fixed Income Series, Inc.	0000920467	8/24/2006

RE:	Massachusetts Mutual Variable Life Separate Account I

File No. 811-08075, CIK 0000836249

Rule 30b2-1 Filing

Please be advised that the binder covers, cover letter and table of contents for Massachusetts Mutual Variable Life Separate Account I are incorporated to this Rule 30b-2-1 filing by reference to MML Bay State Variable Life Separate Account I (CIK 000705189) filed on September 7, 2006.

Very truly yours,

/s/ CRAIG WADDINGTON
Craig Waddington
Vice President and Actuary